SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2012

BOLD ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54816	26-2940624
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

112 North Curry Street

Carson City, Nevada 89703

Tel. (775) 333-1198

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BOLD ENERGY INC.

Form 8-K

Current Report

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On November 16, 2012, Patrick DeBlois resigned as Secretary of Bold Energy, Inc. (the “Company”).  Mr. DeBlois’ resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLD ENERGY INC.
Date: November 21, 2012	By: /s/ Eden Clark
Eden Clark
President and Chief Executive Officer